UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2013

Empowered Products, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-165917	27-0579647
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

3367 West Oquendo Road, Las Vegas, Nevada 89118

(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code 800-929-0407

________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors of Certain officers; election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers

On January 7, 2013, Suzanne Fischer resigned from the board of directors of Empowered Products, Inc. (the “Company”). Ms. Fischer also resigned as the Company’s corporate secretary. Ms. Fischer’s resignation is for personal reasons and is not due to any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Empowered Products, Inc.
Date: January 11, 2013

	By:	/s/ Scott Fraser
	Name:	Scott Fraser
	Title:	President and Chief Executive Officer